Exhibit 10.31.3.1
MODIFICATION OF AND CONFIRMATION OF
ASSIGNMENT OF LEASES, RENTS
AND PROFITS, SECURITY AGREEMENT AND NEGATIVE PLEDGE


          THIS MODIFICATION OF AND CONFIRMATION OF ASSIGNMENT OF LEASES, RENTS AND PROFITS, SECURITY AGREEMENT AND NEGATIVE PLEDGE (the "Modification Agreement") is made and entered into as of the 26th day of September, 1997, by and among THE ROCKY RIVER REALTY COMPANY, a Connecticut corporation having its principal office at 107 Selden Street, Berlin, Connecticut 06037 (the "Company"), NORTHEAST UTILITIES SERVICE COMPANY, a Connecticut corporation having its principal office at 107 Selden Street, Berlin, Connecticut 06037 (the "Lessee"), and FLEET NATIONAL BANK (formerly known as The Connecticut National Bank), a national banking association having its principal office at 777 Main Street, Hartford, Connecticut 06115 (together with all successors thereto, collectively, the "Trustee").

W I T N E S S E T H :

          WHEREAS, effective as of April 14, 1992, the Company, the Lessee and the Trustee entered into an Assignment of Leases, Rents and Profits, Security Agreement and Negative Pledge (the "Assignment Agreement") pursuant to which the Company absolutely and unconditionally assigned to the Trustee all of its right, title and interest in and to all present and future leases of the Office Lease Property and the Project Lease Property, including, without limitation, the Office Lease and the Project Lease to secure the Notes and the other Obligations (as such capitalized terms are defined in the Assignment Agreement), which Assignment Agreement was recorded in Volume 326, Page 805 of the Berlin Land Records and in Volume 829, Page 204 of the Newington Land Records; and

          WHEREAS, as contemplated by and provided for in the Note Agreements (as such capitalized term is defined in the Assignment Agreement), certain of the Series A Notes (as such capitalized term is defined in the Assignment Agreement) have been assigned and transferred by the original holders thereof to subsequent purchasers and holders thereof (herein referred to as the "Transferred Series A Notes") and the remaining outstanding Series A Notes have been repurchased by the Company to be reissued to a new purchaser and holder thereof on the effective date hereof (herein referred to as the "Reissued Series A Notes"), which Reissued Series A Notes are to be of the same series, tenor and aggregate outstanding principal amount as the Series A Notes repurchased by the Company; and

          WHEREAS, also as contemplated by and provided for in the Note Agreements, the Company has purchased and retired in full all of the Series B Notes (as such capitalized term is defined in the Assignment Agreement); and

          WHEREAS, the Company, the Lessee and the Trustee wish to enter into this Modification Agreement to unconditionally confirm the lien and security interest in the Assigned Estate (as such capitalized term is defined in the Assignment Agreement) previously granted by the Company to the Trustee, for the benefit of the holders of the Transferred Series A Notes and the Reissued Series A Notes, to secure the Company's obligations under such Transferred Series A Notes and Reissued Series A Notes, and, to the extent necessary, to re-grant to the Trustee, for the benefit of the holders of the Transferred Series A Notes and the Reissued Series A Notes, a continuing first priority lien and security interest in the Assigned Estate to secure the Obligations; and

          NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Trustee, and in further consideration of the premises and the promises of the parties contained herein, it is hereby agreed as follows:

          1. From and after the effective date of this Modification Agreement, all references in the Assignment Agreement to the term "Notes" shall refer to the Transferred Series A Notes and the Reissued Series A Notes (and the term "Note" shall refer to any one of them), copies of which Transferred Series A Notes and Reissued Series A Notes and the names and addresses of the holders thereof are on file in the office of the Trustee at the address set forth above, and the term "Obligations" as defined in the Assignment Agreement shall include the indebtedness evidenced by the Transferred Series A Notes and the Reissued Series A Notes and the payment of all principal of, premium, if any, and interest on such Transferred Series A Notes and Reissued Series A Notes.

          2. The Company hereby acknowledges and confirms the previous grant, pursuant to the Assignment Agreement, of a valid, continuing first priority lien and security interest in the Assigned Estate to Trustee, for the ratably equal benefit of the holders of the Notes, to secure the Obligations, and hereby agrees that the execution and delivery of this Modification Agreement does not in any way impair or adversely affect the Trustee's continuing first priority lien and security interest in the Assigned Estate.

          3. In furtherance of the modification evidenced by this Modification Agreement, and in addition to the grant set forth in the Assignment Agreement (which grant is confirmed herein), the Company does hereby give, grant, bargain, sell and confirm unto the Trustee, its successors and assigns forever, the Assigned Estate.

          TO HAVE AND TO HOLD all and singular the Assigned Estate, whether now owned or held or hereafter acquired, unto the Trustee and its successors and assigns forever, to its own proper use and benefit forever, subject, however, to the terms and conditions of the Assignment Agreement, as modified by this Modification Agreement. The assignment and conveyance of the Assigned Estate to the Trustee as set forth in the Assignment Agreement, and as confirmed in this Modification Agreement, is and shall hereafter be a present and absolute assignment and conveyance of the Assigned Estate and is and shall not be conditioned upon the occurrence of any default hereunder or under the Obligations, or any other event or contingency, and is and shall not be subject to defeasance except in accordance with the terms of the Assignment Agreement, as modified by this Modification Agreement.

          IN TRUST, NEVERTHELESS upon the terms and trusts set forth in the Assignment Agreement, as modified by this Modification Agreement, to secure the Obligations for the equal and proportionate benefit and security of the owners from time to time of the Notes, without preference, priority or distinction of any one Note over any other Note by reason of priority in the issue, sale and negotiation thereof or for any other reason, except as explicitly provided otherwise in the Assignment Agreement, as modified by this Modification Agreement.

          4. All of the other terms, covenants, agreements and conditions in the Assignment Agreement, other than those specifically modified hereby, shall remain unchanged.

          5. The rights, privileges, duties and obligations of the parties under the Assignment Agreement shall, except as above modified, remain unchanged and in full force and effect, and nothing herein contained shall operate to release the Company or the Lessee from its joint and several liabilities to the Trustee under the Assignment Agreement, and to keep and perform the terms, conditions, obligations and agreements contained in the Assignment Agreement, except as herein modified, and the Company hereby agrees to pay the indebtedness secured by the Assignment Agreement with interest and all of the payments required to be made by the Notes and the Assignment Agreement in accordance with the provisions thereof, except as herein expressly modified.

          6. The modifications and agreements herein contained are expressly made binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto.


          IN WITNESS WHEREOF, the parties have executed this Modification Agreement as of the 26th day of September, 1997.

Signed, Sealed and Delivered
     in the presence of:

                         THE ROCKY RIVER REALTY COMPANY

s/s Jane P. Seidl
Jane P. Seidl
                         By:  s/s David R. McHale
s/s Lori A. Anjiras           David R. McHale
Lori A. Anjiras               Its Assistant Treasurer



                         NORTHEAST UTILITIES SERVICE COMPANY

s/s Jane P. Seidl
Jane P. Seidl
                         By:  s/s David R. McHale
s/s Lori A. Anjiras           David R. McHale
Lori A. Anjiras               Its Assistant Treasurer



                         FLEET NATIONAL BANK

s/s Melanie C. Moir
Melanie C. Moir
                         By:  s/s Elizabeth Hammer
s/s Laurel Melody-Casasanta   Elizabeth Hammer
Laurel Melody-Casasanta       Its Vice President
                              as Attorney-in-Fact



STATE OF CONNECTICUT     )
                         )  ss:    Berlin              September 26, 1997
COUNTY OF HARTFORD       )

          Personally appeared David R. McHale, the Assistant Treasurer of THE ROCKY RIVER REALTY COMPANY, a Connecticut corporation, signer of the foregoing instrument, and acknowledged the same to be his free act and deed as such officer, and the free act and deed of said corporation, before me.

                              s/s  Judith D. Boucher
                              Judith D. Boucher
                              Commissioner of the Superior Court/
                              Notary Public
                              My Commission Expires:
                              9/30/99




STATE OF CONNECTICUT     )
                         )  ss:    Berlin              September 26, 1997
COUNTY OF HARTFORD       )

          Personally appeared David R. McHale, the Assistant Treasurer of NORTHEAST UTILITIES SERVICE COMPANY, a Connecticut corporation, signer of the foregoing instrument, and acknowledged the same to be his free act and deed as such officer, and the free act and deed of said corporation, before me.

                              s/s  Judith D. Boucher
                              Judith D. Boucher
                              Commissioner of the Superior Court/
                              Notary Public
                              My Commission Expires:  9/30/99




STATE OF CONNECTICUT     )
                         )  ss:    Hartford       September 26, 1997
COUNTY OF HARTFORD       )

          Personally appeared Elizabeth Hammer, Attorney In Fact of FLEET NATIONAL BANK, a national banking association, signer of the foregoing instrument, and acknowledged the same to be his/her free act and deed as such officer, and the free act and deed of said bank, before me.

                              s/s  Karen R. Felt
                              Karen R. Felt
                              Commissioner of the Superior Court/
                              Notary Public
                              My Commission Expires:
                              02/28/99


                                   After Recording, Return To:

                                   Carmody & Torrance
                                   50 Leavenworth Street
                                   Waterbury, Connecticut  06702
                                   Attention:  Joseph L. Kinsella, Esq.